UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Better Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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Your Vote Counts! BETTER THERAPEUTICS, INC. 2023 Annual Meeting Vote by June 6, 2023 11:59 PM ET BETTER THERAPEUTICS, INC. 548 MARKET ST SUITE 49404 SAN FRANCISCO, CA 94104 V16019-P90501 You invested in BETTER THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 7, 2023 Get informed before you vote View Better Therapeutics, Inc.’s Notice, Proxy Statement and our 2022 Annual Report online OR you can receive a free paper or email copy of the proxy materials by requesting prior to May 24, 2023. If you would like to request a copy of the proxy materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. or complete information and to vote, visit www.ProxyVote.comControl # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 7, 2023 9:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/BTTX2023*Please check the meeting materials for any special requirements for meeting attendance

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Geoffrey Parker 1b. Frank Karbe 2. Proposal to ratify the selection of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V16020-P90501